UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Virginia Ave.

Indianapolis, IN 46204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 331-1476

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANTM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Anthem, Inc. (the “Company) is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) solely to correct a clerical error in Section 2.1 of the Company’s Bylaws (the “Bylaws”) filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company on May 15, 2019 (the “Original 8-K”). The correct Bylaws of the Company are filed as Exhibit 3.2 hereto and supersede and replace in their entirety the Bylaws of the Company filed as Exhibit 3.2 to the Original 8-K.

Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure set forth in the Original 8-K and should be read in conjunction with the Original 8-K, which speaks only as of its original filing date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

A copy of the Bylaws, as amended and approved by the Board of Directors of the Company on May 15, 2019, is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Exhibit

3.2	Bylaws of Anthem, Inc., as amended May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary